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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation by reference in the Registration Statement of Broadview Media, Inc. and Subsidiary on Form S-8 (No. 333-56054) of our report dated May 2, 2003 appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. and Subsidiary for the year ended March 31, 2003.

                                            Lurie Besikof Lapidus & Company, LLP
                                            Minneapolis, Minnesota
                                            June 20, 2003